Derivative Liabilities	12 Months Ended
Dec. 31, 2016
Derivative Liabilities [Abstract]
DERIVATIVE LIABILITIES

NOTE 8 - DERIVATIVE LIABILITIES

Fair value of financial instruments is defined as an exit price, which is the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date. The degree of judgment utilized in measuring the fair value of assets and liabilities generally correlates to the level of pricing observability. Financial assets and liabilities with readily available, actively quoted prices or for which fair value can be measured from actively quoted prices in active markets generally have more pricing observability and require less judgment in measuring fair value. Conversely, financial assets and liabilities that are rarely traded or not quoted have less price observability and are generally measured at fair value using valuation models that require more judgment. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency of the asset, liability or market and the nature of the asset or liability. The Company has categorized its financial assets and liabilities measured at fair value into a three-level hierarchy.

The conversion features embedded within the Company’s convertible notes payable issued in connection with December 8, 2015 private placement (as defined in Note 7) did not have fixed settlement provisions on the date they were initially issued because the conversion price could be lowered if certain provisions included in the note agreement occurred before conversion. This liability was included in the Company’s level 3 liabilities.

During 2015, the derivative liabilities were valued using the Monte Carlo simulation model and the following weighted average assumptions on December 8, 2015 and December 31, 2015. During the twelve months ended December 31, 2016, the Company had five separate valuations performed using the Monte Carlo simulation model. The valuations coincided with the number of accelerated installments occurring during the twelve months ended December 31, 2016. All of the 2016 valuations occurred during the first quarter of 2016. The table for 2016 reflects the range of weighted average assumptions used for the 2016 valuations.

	January 12, - March 29,	December 31,
	2016	2015
Embedded Conversion Feature Liability:
Risk-free interest rate	0.46%-0.59%	0.62%
Expected volatility	100.00%	100.00%
Expected life (in years)	0.91-0.70	0.92
Expected dividend yield	-	-
Face Value of convertible notes	$3,209,850 - $1,208,850	3,294,850
Fair value	$ -	$420,360

Fair Value Measurement

Valuation Hierarchy

ASC 820, “Fair Value Measurements and Disclosures,” establishes a valuation hierarchy for disclosure of the inputs to valuation used to measure fair value. This hierarchy prioritizes the inputs into three broad levels as follows. Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 inputs are quoted prices for similar assets and liabilities in active markets or inputs that are observable for the asset or liability, either directly or indirectly through market corroboration, for substantially the full term of the financial instrument. Level 3 inputs are unobservable inputs based on the Company’s own assumptions used to measure assets and liabilities at fair value. A financial asset or liability’s classification within the hierarchy is determined based on the lowest level input that is significant to the fair value measurement.

The Company did not have any liabilities carried at fair value measured as a recurring basis as of December 31, 2016. The following table provides the liabilities carried at fair value measured on a recurring basis as of December 31, 2015:

		Fair Value Measurements at December 31, 2015
	Total Carrying Value at December 31, 2015	Quoted prices in active markets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Derivative liabilities	$420,360	$-	$-	$420,360

The carrying amounts of cash, inventory, prepaid expenses, accounts payable and accrued liabilities approximate their fair value due to their short maturities. The Company’s other financial instruments include its convertible notes payable obligations. The carrying value of these instruments approximate fair value, as they bear terms and conditions comparable to market, for obligations with similar terms and maturities. The Company measures the fair value of financial assets and liabilities based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value.

Level 3 liabilities are valued using unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the derivative liabilities. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Company’s accounting department, who reports to the Principal Financial Officer, determines its valuation policies and procedures. The development and determination of the unobservable inputs for Level 3 fair value measurements and fair value calculations are the responsibility of the Company’s accounting department and are approved by the Principal Financial Officer.

Level 3 Valuation Techniques

Level 3 financial liabilities consist of the conversion feature liability and common stock purchase warrants for which there are no current market for these securities such that the determination of fair value requires significant judgment or estimation. Changes in fair value measurements categorized within Level 3 of the fair value hierarchy are analyzed each period based on changes in estimates or assumptions and recorded as appropriate. A significant decrease in the volatility or a significant decrease in the Company’s stock price, in isolation, would result in a significantly lower fair value measurement.

During December 31, 2016 and 2015, there were no transfers in or out of level 3 from other levels in the fair value hierarchy.

The following table sets forth a summary of the changes in the fair value of our Level 3 financial liabilities that are measured at fair value on a recurring basis:

	For the year ended December 31, 2016	For the year ended December 31, 2015

Beginning liability balance	$420,360	$-
Loss on change in fair value of derivative liabilities	2,299,020	-
Recognition of conversion feature liability	-	912,330
Gain on derivative liabilities resulting from accelerated amortizations	(1,016,980)	-
Net realized gain on conversion feature liabilities	-	(47,242)
Net unrealized gain on conversion feature liabilities	-	(444,728)
Adjustment to additional paid-in capital upon conversion and modification	(1,702,400)	-
Ending balance	$-	$420,360

Other Fair Value Measurements

During the year ended December 31, 2016, the Company recorded $91,682 of interest expense related to the amortization of the discount of the contingent consideration. The fair value measurements were based on significant inputs not observed in the market and thus represented a level 3 measurement.